UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2019
PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)		10017 (Zip Code)
Registrant's telephone number, including area code:
(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) The Pfizer Inc. (the "Company") Annual Meeting of Shareholders was held on April 25, 2019.

(b) Shareholders voted on the matters set forth below.
1. The nominees for election to the Company’s Board of Directors were elected to hold office until the Company’s next Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker non-vote
Ronald E. Blaylock	3,912,479,252	78,594,255	11,037,194	887,836,749
Albert Bourla	3,968,299,845	23,724,642	10,086,214	887,836,749
W. Don Cornwell	3,792,127,947	199,713,095	10,264,240	887,836,749
Joseph J. Echevarria	3,824,294,719	167,540,269	10,276,108	887,836,749
Helen H. Hobbs	3,960,013,945	33,120,500	8,974,658	887,836,749
James M. Kilts	3,856,874,668	135,060,973	10,175,455	887,836,749
Dan R. Littman	3,959,418,600	32,811,206	9,881,290	887,836,749
Shantanu Narayen	3,948,229,994	43,833,811	10,047,291	887,836,749
Suzanne Nora Johnson	3,878,704,857	114,112,491	9,293,748	887,836,749
Ian C. Read	3,948,620,315	41,924,275	11,566,505	887,836,749
James C. Smith	3,941,173,326	50,720,278	10,217,492	887,836,749

2. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year was approved based upon the following votes:

Votes for approval	4,701,180,439
Votes against	175,867,847
Abstentions	12,887,303
Broker non-votes	n/a

3. The proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved based upon the following votes:

Votes for approval	3,764,667,463
Votes against	200,933,424
Abstentions	36,509,563
Broker non-votes	887,836,749

4. The proposal to approve the Pfizer Inc. 2019 Stock Plan was approved based upon the following votes:

Votes for approval	3,439,109,067
Votes against	540,573,214
Abstentions (Have the same effect as a vote against this proposal under New York Stock Exchange rules)	22,428,815
Broker non-votes	887,836,749

5. The shareholder proposal regarding right to act by written consent was not approved based upon the following votes:

Votes for approval	494,345,288
Votes against	3,478,617,639
Abstentions	29,142,088
Broker non-votes	887,836,749

6. The shareholder proposal regarding report on lobbying activities was not approved based upon the following votes:

Votes for approval	1,179,442,668
Votes against	2,780,664,931
Abstentions	42,003,373
Broker non-votes	887,836,749

7. The shareholder proposal regarding independent chair policy was not approved based upon the following votes:

Votes for approval	1,067,318,698
Votes against	2,909,751,046
Abstentions	25,039,598
Broker non-votes	887,836,749

8. The shareholder proposal regarding integrating drug pricing into executive compensation policies and programs was not approved based upon the following votes:

Votes for approval	1,132,357,518
Votes against	2,814,700,448
Abstentions	55,053,129
Broker non-votes	887,836,749

(c) Not applicable
(d) Not applicable

SIGNATURE
Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

Dated: April 29, 2019	By: /s/ Margaret M. Madden Margaret M. Madden
Title: Senior Vice President & Corporate Secretary Chief Governance Counsel